UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2010

FIDELITY NATIONAL INFORMATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 001-16427

Georgia (State or other jurisdiction of incorporation)	37-1490331 (IRS Employer Identification No.)

601 Riverside Avenue, Jacksonville, Florida (Address of principal executive offices)	32204 (Zip Code)
Registrant’s telephone number, including area code: (904) 854-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On June 9, 2010, Fidelity National Information Services, Inc. (“FIS” or the “Company”) made available presentation materials to be used by FIS at an investor and analyst conference. A copy of the presentation materials is included as Exhibit 99.1. A 2010 second quarter financial outlook is included on page 16 of the presentation materials.
     The information in this report, including the presentation materials, is being “furnished” pursuant to General Instruction F to Current Report on Form 8-K, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this report, including the presentation materials, shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.
Forward-Looking Statements
     The presentation materials contain forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the ability of the Company to incur additional debt and complete the repurchase of shares, changes in general economic, business and political conditions and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s
Form 10-K and other filings with the Securities and Exchange Commission.
Additional Information
     The presentation materials are for informational purposes only and are not an offer to purchase or the solicitation of an offer to sell any shares of the Company’s common stock. The solicitation and offer to purchase the Company’s common stock will only be made pursuant to the offer to purchase and related materials that the Company will send to its shareholders. Shareholders will be able to obtain free copies of these materials and other documents filed by the Company with the Securities and Exchange Commission when available at www.sec.gov or at the Investors section of the Company’s website at www.fisglobal.com/AboutFIS. Shareholders are urged to carefully read these materials prior to making any decision with respect to the offer because they will contain important information about the offer.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits
     99.1 Presentation materials for use at the investor and analyst conference on June 9, 2010.*
     * As described in Item 7.01 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.
Date: June 9, 2010	By:	/s/ James W. Woodall
		Name:	James W. Woodall
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

99.1	Presentation Materials for use at the investor and analyst conference on June 9, 2010.*
* As described in Item 7.01 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.